SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  January 28, 1998
(Date of earliest event reported)

Commission File No. 333-21263




                      Norwest Asset Securities Corporation
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       Delaware                                       52-1972128
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State of Incorporation)                    (I.R.S. Employer Identification No.)




7485 New Horizon Way, Frederick, Maryland                             21703
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Address of principal executive offices                              (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code





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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5.  Other Events

     On January 28, 1998, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1998-4, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11 Class 1-A-12, Class 1-A-R, Class 1-A-LR, Class 1-M, Class 1-B-1, Class 1-B-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-M, Class 2-B-1 and Class 2-B-2 (the "Offered Certificates"), having an aggregate original principal balance of $470,214,000.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of January 28, 1998, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank"), United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1998-4, Class 1-A-PO Certificates (having an initial principal balance of $143,813.67, Class 2-A-PO Certificates (having an initial principal balance of $94,016.24 and Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 2-B-3, Class 2-B-4 and Class 2-B-5 Certificates (having an aggregate initial principal balance of $4,033,773.03 (the "Private Class B Certificates" and, together with the Class 1-A-PO Certificates, Class 2-A-PO Certificates and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.10% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Private Class B Certificates, distributions on which are subordinated to distributions on the Offered Certificates, and the Class 1-A-PO and Class 2-A-PO Certificates to the extent described in the Agreement.

     Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

     An election will be made to treat the Trust Estate as two REMICs for federal income tax purposes (the "Upper-Tier REMIC" and "Lower-Tier REMIC," respectively). The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-PO, Class 1-M, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class
2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-PO, Class 2-M, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4 and Class 2-B-5 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class 1-A-R and Class 1-A-LR Certificate will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

ITEM 7.  Financial Statements and Exhibits

                   (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
-----------                                          -----------

         (EX-4) Pooling and Servicing Agreement, dated as of January 28, 1998, among Norwest Asset
                                   Securities Corporation, Norwest Bank Minnesota, National Association, United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NORWEST ASSET SECURITIES CORPORATION

January 28, 1998

                               /s/ Alan S. McKenney
                               --------------------
                               Alan S. McKenney
                               Assistant Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.                         Description                 Electronic (E)
-----------                         -----------                 --------------


   (EX-4)           Pooling and Servicing Agreement,  dated as of     E
                    January   28,   1998  among   Norwest   Asset
                    Securities    Corporation,    Norwest    Bank
                    Minnesota,   National   Association,   United
                    States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator.